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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 30, 2002, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (Nos. 333-82640, 333-87247, 333-87171 and 333-75909) and Form S-8 (Nos. 333-72528, 333-48428,
333-87567, 333-87943, 033-35318, 333-44893, 333-44895, 033-64779, 033-35225 and
333-58759).

                                          /s/ Arthur Andersen LLP
                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 22, 2002

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